UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2013

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2013, Gregory R. Palen informed the Board of Directors (the “Board”) of Polaris Industries Inc. (the “Company”) that he will be resigning as Chairman of the Board effective immediately and will be resigning from the Board at the Annual Meeting of Shareholders to be held on April 25, 2013 (the “Annual Meeting”).  The Board elected Scott W. Wine, the Company’s Chief Executive Officer, as the Chairman of the Board and John P. Wiehoff as Lead Director.  Both will assume their new roles immediately.

On January 31, 2013, Robert L. Caulk informed the Board that he will not be standing for re-election to the Board when his current term expires at the Annual Meeting.

A copy of the press release issued by the Company on January 31, 2013, announcing the changes, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release dated January 31, 2013 of Polaris Industries Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	February 4, 2013

POLARIS INDUSTRIES INC.

/s/ Stacy L. Bogart
Stacy L. Bogart
Vice President – General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release dated January 31, 2013 of Polaris Industries Inc.